Exhibit 23


                    Consent of Independent Public Accountants


            As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-36795, 333-36199, 33-68862 and 333-09633).

                                           /s/ Arthur Andersen LLP
                                           -----------------------
                                               Arthur Andersen LLP

Roseland, New Jersey
March 30, 2001